SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 11, 2006
                 Date of Report (Date of earliest event reported

                               Subjex Corporation
             (Exact name of registrant as specified in its charter)

             Minnesota                 0-29711              41-1596056
  (State or other jurisdiction       (Commission          (IRS Employer
         of Incorporation)           File Number)       Identification No)

3010 Hennepin Ave S Suite 297, Minneapolis MN                 55408
(Address of principal executive offices)                    (Zip Code)

                                 (952) 931-0501
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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A. REPORT.

ITEM 8.01 OTHER EVENTS

On October 10, 2006 an event occurred which was not made in the ordinary course of Subjex Corporation business thus prompting an 8k filing with the SEC. An Annual Meeting of Shareholders was scheduled for 7:00 P.M. (Central Time) in Savage MN. This meeting was open to All Shareholders of Record and Shareholder Proxy Holders qualified to vote on matters brought forth at the meeting. The meeting was not able to be held because a Quorum did not exist. The actual voting shares counted was 21,804,569 and the amount needed to hold the Annual Meeting of Shareholders was 24,952,824 therefore the meeting was adjourned.

This filing completes Subjex Corporations obligations as it relates to the filing requirements of an 8K filing as defined by the SEC.



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Subjex Corporation
(Registrant)



By /s/ Andrew Hyder

(Signature)


Andrew Hyder, CEO (acting CFO)
October 11th 2006